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                                                                    Exhibit 99.1

                                  Certification

                         Pursuant to Section 906 of the
             Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of
            Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the registrant certifies, to the best of his knowledge, that the registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Form 10-Q") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q, fairly presents, in all material respects, the financial condition and results of operations of the registrant.


Dated: November 14, 2002                /s/ David Sitt
                                        -----------------------------------
                                        David Sitt
                                        Co-Chief Executive Officer


Dated: November 14, 2002                /s/ Roberto Sonabend
                                        -----------------------------------
                                        Roberto Sonabend
                                        Co-Chief Executive Officer


Dated: November 14, 2002                /s/ James Green
                                        -----------------------------------
                                        James Green
                                        Chief Operating Officer
                                        (Principal Financial Officer)